Earnings Per Common Share	12 Months Ended
Dec. 31, 2021
Earnings Per Share [Abstract]
Earnings Per Common Share	EARNINGS PER COMMON SHARE
Basic earnings per common share (EPS) is calculated by dividing net income attributable to common shareholders of Hydro One by the weighted-average number of common shares outstanding.
Diluted EPS is calculated by dividing net income attributable to common shareholders of Hydro One by the weighted-average number of common shares outstanding adjusted for the effects of potentially dilutive stock-based compensation plans, including the share grant plans and the LTIP, which are calculated using the treasury stock method.

Year ended December 31	2021	2020

Net income attributable to common shareholders (millions of dollars)	965	1,770

Weighted-average number of shares
Basic	598,080,111	597,421,127
Effect of dilutive stock-based compensation plans	2,278,030	2,497,161
Diluted	600,358,141	599,918,288

EPS
Basic	$1.61	$2.96
Diluted	$1.61	$2.95